EXHIBIT 99.1
For Immediate Release

Company Contact:

Richard S. Foote
President & Chief Executive Officer
Highbury Financial Inc.
212-688-2341
rfoote@highburyfinancial.com

HIGHBURY FINANCIAL INC. TO ACQUIRE
ABN AMRO U.S. MUTUAL FUND BUSINESS

•	No-load mutual fund business with approximately $6 billion of assets under management in 19 funds to be initial platform for investment management holding company

•	Outstanding management team from ABN AMRO to continue to lead the diversified, scalable operation

•	Creates ongoing strategic partnership with ABN AMRO and its affiliates

•	Favorable transaction terms

•	Highbury management team to support internal growth and focus on sourcing additional accretive acquisitions

Denver, Colorado, April 21, 2006 - Highbury Financial Inc. (OTCBB: HBRF, HBRFU, HBRFW) announced today it has entered into a definitive agreement to acquire substantially all of the U.S. mutual fund business of ABN AMRO Asset Management through Aston Asset Management LLC (Aston), a newly formed limited liability company who will act as the advisor to the funds. The mutual funds will be re-branded The Aston Funds. Highbury will be the managing member and majority owner of Aston, but intends to delegate day-to-day operating authority to the Aston management team who will hold a minority equity stake in Aston. Stuart Bilton, Kenneth Anderson and Gerald Dillenburg, who currently manage the acquired business for ABN AMRO, will lead Aston after the transaction. The ownership structure is designed to align the interests of the Aston management team with Highbury’s public shareholders and to provide incentives for growth over time.

Mr. Richard Foote, Highbury’s president and chief executive officer stated, “With approximately $6 billion of assets under management, fund offerings in seven of the nine equity style boxes and numerous promising opportunities for internal growth, this is an ideal transaction for our initial business combination, as it will provide a solid foundation from which to build a platform of affiliated asset management businesses. We are partnering with a talented management team who will continue to lead the business, and whose industry knowledge, experience and relationships will be invaluable to our growth strategy. The Aston management team has a strong track record of driving growth internally and through accretive acquisitions.”

Mr. Bilton, who will be the Chairman and Chief Executive Officer of Aston, added, "We believe the senior management team and other key employees will steadily grow and enhance the value of the business going forward. The partnership with Highbury will provide us with operating autonomy and enable us to focus on growing our asset management business internally and via acquisition. This transaction also creates a partnership with ABN AMRO’s outstanding investment advisory affiliates. We believe our open architecture model and strong distribution platform will support new products and business lines and drive our long-term growth. In addition, we will benefit from the Highbury management team’s perspective, transaction expertise and industry relationships.”

About the Funds

Founded in 1993, the business manages 19 no-load mutual funds, including 15 equity funds and four fixed income funds, with approximately $6.0 billion of assets under management as of March 31, 2006. The open-architecture platform currently utilizes seven different entities to manage the funds. Upon consummation of the transaction, Aston intends to enter into long-term contracts with each of these entities to continue to sub-advise the funds. These agreements will not be terminable by the sub-advisor for five years. Aston’s relationship with the sub-advisors is supported by limited non-compete provisions and certain capacity guarantees in appropriate products to benefit Aston. This arrangement will provide continuity of investment process for the mutual fund shareholders and help to ensure a stable ownership transition for the fund complex.

As of March 31, 2006, 13 of the mutual funds carry an overall Morningstar Rating of three stars or better, including three four-star funds and one five-star fund. Four funds are relatively new and are not currently rated by Morningstar. The 15 equity funds are classified in seven of the nine Morningstar style boxes, giving Aston strong coverage of the public equity investment spectrum and a diversified revenue stream.

Aston Growth Strategy

Aston intends to expand its assets under management with a combination of internal growth, new product development and accretive acquisitions. With 13 mutual funds rated three stars or better by Morningstar and 14 funds with less than $200 million of assets, there are many sources of potential growth in the current platform.

Aston expects to retain the current sales force which includes 18 wholesalers and will provide the company with national distribution for new and existing products. Following the completion of the transaction, Aston’s status as an independent, open architecture platform will enable it to incubate new products with a variety of investment management firms, regardless of their affiliations. This flexibility should allow Aston to establish additional mutual funds and new product lines with both existing and new sub-advisors in the future.

Furthermore, the business is currently developing additional business lines which offer opportunities for growth. For example, ABN AMRO currently maintains a separately managed account platform that had $178 million of assets under management as of March 31, 2006. In connection with the transaction, ABN AMRO has agreed to seek the third party consents necessary to transfer this platform to Aston. In addition, Aston and ABN AMRO are together exploring a line of principal-protected funds to be distributed on a joint-venture basis with a major international insurance company. Aston intends to use the family of investment products and distribution resources that it will have on closing to substantially scale any such additional initiatives.

Mr. Bilton and the management team also expect thoughtful, accretive acquisitions will be a source of growth for Aston in the future. The management team has substantial experience acquiring, integrating and managing investment management firms. In his former role as the President and Chief Executive Officer of Alleghany Asset Management, Mr. Bilton acquired or started six investment management firms over ten years and also founded the mutual fund platform being acquired in this transaction. These initiatives helped fuel the growth of Alleghany from Mr. Bilton’s arrival in 1986 until its sale to ABN AMRO in 2000 at which point, Alleghany had approximately $45 billion of total assets under management.

Transaction Terms

Highbury will acquire this business for a single, cash payment at closing of $38.6 million. The acquired assets of the business will include $3.5 million of working capital to provide initial resources to operate the business. Highbury intends to fund the closing payment from the cash in its trust account, the balance of which was approximately $43.6 million as of March 31, 2006. Highbury expects to have approximately $7.3 million of cash on hand after the closing and payment of transaction costs, inclusive of the working capital acquired. Highbury will not incur any debt or issue any shares of common stock or other dilutive securities in connection with the transaction. The estimates of cash on hand after the transaction and Highbury’s ability to finance the transaction exclusively with cash assume no shareholders elect to convert their shares into cash at the time of the transaction.

There will be a potential contingent adjustment on the second anniversary of the closing to provide a potential additional payment to ABN AMRO and to mitigate risk for Highbury. If annualized advisory fee revenue for the six months prior to the second anniversary exceeds $41.8 million, Highbury will make a payment to ABN AMRO equal to the difference between the advisory fee revenues for such period and $41.8 million, subject to a cap of $3.8 million. If advisory fee revenue for such period is less than $34.2 million, ABN AMRO will make a payment to Highbury equal to the difference between $34.2 million and the advisory fee revenues for such period, also subject to a cap of $3.8 million.

After the completion of the transaction, the ownership of Aston will be structured as a revenue share. The owners of Aston will receive an owners’ allocation of 28% of the total revenues of Aston, and the balance of the revenues (72%) will be used to fund the operations at the discretion of the management team. Highbury will receive 65% of the owners’ allocation initially (18.2% of total revenues), with the balance of the interests held by eight members of the Aston management team. The distribution to Highbury will have priority over the operating allocation and the management team’s portion of the owners’ allocation.

The business generated total revenue of approximately $48.9 million for the fiscal year ended December 31, 2005 and approximately $11.0 million for the quarter ended March 31, 2006. After removing revenues earned on certain related party assets which may not be retained after the close of the transaction, the adjusted total revenue for these periods was approximately $45.6 million and $10.1 million, respectively. Based on these adjusted total revenue figures and Highbury’s 18.2% share of total revenue, the distributions to Highbury, net of holding company expenses estimated to be $500,000 per year, would have been $7.8 million and $1.7 million for these periods, respectively.

The transaction is subject to the approval of Highbury’s stockholders and the approval of the trustees and shareholders of the mutual funds. The transaction is also subject to other customary closing conditions.

The consummation of this transaction will establish Highbury as an investment management holding company for which Aston will serve as the initial platform for internal growth and add-on acquisitions. Highbury intends to continue to develop acquisition opportunities and will seek to establish other accretive partnerships with high quality investment management firms over time. Highbury will seek to provide permanent equity capital to fund buyouts from corporate parents, buyouts of founding or departing partners, growth initiatives or exit strategies for private equity funds. Highbury intends to leave material equity interests with management teams to align the interests of all parties and, in general, will not integrate its acquisitions, although it may work with its potential future affiliates to execute fold-in acquisitions. Highbury will seek to diversify its revenue stream by investment style, asset class, distribution channel, client type and management team.

Management of Highbury and Aston

Following the closing, the Highbury board of directors and management team, consisting of Richard Foote, Bruce Cameron, Bradley Forth and Russell Appel, will remain in place. Aston will be governed by a Management Committee initially composed of Messrs. Bilton, Anderson and Dillenburg. The Management Committee will appoint the officers of Aston and delegate the appropriate responsibilities to the officers. Aston intends to employ 35 people initially, and its senior management team and key members of the sales and marketing team have entered into restrictive covenant agreements benefiting Aston. These agreements substantially limit these individuals’ ability to compete with Aston for various periods of time.

Stuart D. Bilton, CFA will serve as Chairman and Chief Executive Officer of Aston Investment Advisors LLC. In this role, he will direct and execute Aston’s growth strategy. In 1993, while Mr. Bilton was President and CEO of Alleghany Asset Management, he founded the Alleghany Funds with Kenneth Anderson. Mr. Bilton has been associated with ABN AMRO Asset Management and its predecessors and/or affiliates since 1972. He served as President and Chief Executive Officer of ABN AMRO Asset Management Holdings, Inc. (AAAM) from 2001 to 2003 and is currently the Vice Chairman of AAAM. Prior to its acquisition by ABN AMRO, Mr. Bilton was President and Chief Executive Officer of Alleghany Asset Management, the parent company of Blairlogie Capital Management, Chicago Capital Management, Chicago Deferred Exchange Corporation, The Chicago Trust Company, Montag & Caldwell, TAMRO Capital Partners and Veredus Asset Management. He is the Chairman of the ABN AMRO Funds and is a Director of Veredus, TAMRO, River Road Asset Management, and Baldwin & Lyons, Inc. He earned a B.Sc.(Econ) degree from the London School of Economics in 1967 and an M.S. degree from the University of Wisconsin in 1970.

Kenneth C. Anderson, CPA, will serve as President of Aston and will be responsible for the overall management of Aston’s business including sales, marketing, operations, client service, and financial profitability. Mr. Anderson is currently the President and CEO of the fund business and Executive Vice President and Director of Mutual Funds for AAAM. He is the Chairman of the Product Management Committee which encompasses both retail and institutional products and serves on the executive committee of AAAM. Mr. Anderson serves on the boards of Veredus Asset Management, TAMRO Capital Partners, and ABN AMRO Investment Trust Company, subsidiaries of AAAM. He is a member of the Investment Company Institute’s International and Sales Force Committees and a past Chairman of the Board of Governors for the Mutual Fund Education Alliance. Prior to launching the Alleghany Funds in 1993, Mr. Anderson specialized in the Financial Services Practice at KPMG. He received a B.B.A. in Accounting from Loyola University of Chicago. He holds a series 6 and 63 license with the NASD. Mr. Anderson spent six years serving as a director for his community United Way board and four years as a founding director of The Caring Place near Loyola University, a Ronald McDonald House.

Gerald F. Dillenburg, CPA will be Chief Financial Officer and Chief Compliance Officer of Aston. In this role he will be responsible for the financials of Aston and the compliance of both the company and the Aston Funds. Mr. Dillenburg has been with ABN AMRO Investment Fund Services, Inc. (AAIFS) and its predecessors since 1996 where he has been the Compliance Officer and Director of Operations of the ABN AMRO Funds. In addition, he is the Chief Financial Officer, Secretary and Treasurer of the Funds. He is a Senior Managing Director of AAIFS, which is the Administrator to the Funds, as well as a Senior Managing Director of ABN AMRO Asset Management Holdings, Inc. and ABN AMRO Asset Management, Inc. Prior to 1996, he was at KPMG LLP since 1989 in the audit division specializing in investment companies and mutual funds. He had just been promoted to senior manager at the time of his departure in June of 1996. He is a graduate with high honors from the University of Illinois at Champaign with a B.S. degree in Accountancy.

About Highbury

Highbury Financial Inc. (OTCBB: HBRF, HBRFU, HBRFW) was formed on July 13, 2005 for the purpose of acquiring one or more financial services businesses. Highbury’s registration statement for its initial public offering was declared effective on January 25, 2006, and the offering closed on January 31, 2006, generating net proceeds of approximately $43.8 million from the sale of 7.9 million units, including full exercise of the underwriters’ over-allotment option and units purchased by Highbury’s founders in a concurrent private placement. Each unit was comprised of one share of Highbury common stock and two warrants, each with an exercise price of $5.00. As of March 31, 2006, Highbury held approximately $43.6 in a trust account maintained by an independent trustee, which will be released upon the consummation of the business combination.

About ABN AMRO

ABN AMRO Asset Management Holdings, Inc. is the US subsidiary of ABN AMRO Asset Management Holding N.V., a business unit of ABN AMRO Holding N.V.

Forward Looking Statements

This press release, and other statements that Highbury may make, including statements about the benefits of the transaction with ABN AMRO, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to Highbury’s and Aston’s future financial or business performance, strategies and expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

Highbury cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and Highbury assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in Highbury's filings with the Securities and Exchange Commission (SEC) and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of advised or sponsored investment products; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions or divestitures; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to Highbury; (11) terrorist activities and international hostilities, which may adversely affect the general economy, financial and capital markets, specific industries, and Highbury; (12) the ability to attract and retain highly talented professionals; (13) the impact of changes to tax legislation and, generally, the tax position of Highbury; and (14) the ability of Highbury to consummate the transaction with ABN AMRO Asset Management Holdings Inc. and others and realize the benefits of such transaction.
Highbury's prospectus and subsequent filings with the SEC, accessible on the SEC's website at http://www.sec.gov, discuss these factors in more detail and identify additional factors that can affect forward-looking statements.

Additional Information and Where to Find It

Highbury intends to file with the SEC a proxy statement on Schedule 14A in connection with the proposed transaction. STOCKHOLDERS OF HIGHBURY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, HIGHBURY’S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THIS PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION. Such persons can also read Highbury’s final prospectus, dated January 25, 2006, for a description of the security holdings of the Highbury officers and directors and of ThinkEquity Partners LLC (TEP) and EarlyBirdCapital, Inc. (EBC), the underwriters of Highbury’s initial public offering consummated on January 31, 2006, and their respective interests in the successful consummation of this business combination. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, once available. The final prospectus and other relevant documents can also be obtained, without charge, at the SEC’s Internet site http://www.sec.gov or by contacting Highbury’s secretary at Highbury Financial Inc., 999 18th Street, Suite 3000, Denver, Colorado 80202. As a result of the review by the SEC of the proxy statement, Highbury may be required to make changes to its description of the acquired business or other financial or statistical information contained in the proxy statement.